Exhibit 99.2 July 18, 2019 – 9:00am CT Earnings Conference Call Second Quarter 2019

Forward-Looking Statements and Non-GAAP Measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2018, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found. In addition to financial measures based on U.S. GAAP, Dover provides supplemental non-GAAP financial information. Management uses non-GAAP measures in addition to GAAP measures to understand and compare operating results across periods, make resource allocation decisions, and for forecasting and other purposes. Management believes these non-GAAP measures reflect results in a manner that enables, in many instances, more meaningful analysis of trends and facilitates comparison of results across periods and to those of peer companies. These non-GAAP financial measures have no standardized meaning presented in U.S. GAAP and may not be comparable to other similarly titled measures used by other companies due to potential differences between the companies in calculations. The use of these non-GAAP measures has limitations and they should not be considered as substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. Reconciliations and definitions are included either in this presentation or in Dover’s earnings release and investor supplement for the second quarter, which are available on Dover’s website. 2

Q2 2019 - Highlights Organic revenue growth of 3% Organic bookings decline 2% 3% unfavorable FX impact 2% unfavorable FX impact Solid growth in DF and DES Industrial DES bookings lower as expected Wins in DRFE support growth outlook for the year Adjusted earnings from continuing Adjusted diluted EPS from continuing operations(1) increase 15% to $229M operations(2) at $1.56, up 20% Earnings from continuing operations on a GAAP $0.02 benefit related to discrete tax items(3) basis up 19% to $198M Diluted EPS from continuing operations on a GAAP basis at $1.35, up 25% Segment performance Guidance & Other Activities Adjusted EBIT(1) increases 13% to $311M, with 2019 Adj. EPS(2) guidance narrowed to $5.75 to $5.85 margin at 17.2% Acquisition of All-Flo Pump Co. closed on May 7 Adjusted EBIT margin(1) up 190 bps year over year (1) Non-GAAP measures (definitions and reconciliations in appendix) 3 (2) Adjusted diluted EPS excludes acquisition-related amortization, rightsizing and other costs (reconciliation in appendix) (3) Includes $3.6M of discrete tax benefits in the quarter

Q2 2019 – Financial Summary US GAAP from continuing operations Q2 2019 Q2 2018 ∆ Revenue ($M) 1,811 1,798 1% Earnings ($M) 198 166 19% Diluted EPS ($) 1.35 1.08 25% Non-GAAP(1) from continuing operations Adjusted EBIT – Segment ($M) 311 276 13% margin percent 17.2% 15.3% 190 bps Adjusted EBITDA – Segment ($M) 376 343 10% margin percent 20.8% 19.1% 170 bps Adjusted Earnings ($M) 229 200 15% Adjusted diluted EPS(2) ($) 1.56 1.30 20% Note: Numbers may not add due to rounding (1) Non-GAAP measures (definition and reconciliation in appendix) 4 (2) Adjusted diluted EPS excludes acquisition-related amortization, rightsizing and other costs (reconciliation in appendix)

Q2 2019 - Revenue & Bookings Revenue Split Revenue Change in Organic Revenue: +$52M, or 2.9% 4% 11% By 22% Region 53% 10% ($M) US 1,798 12 52 -11 -45 5 1,811 OTHER AMER. Q2 2018 DES DF DRFE FX ACQ./ Q2 2019 ORG. ORG. ORG. DISP. (1) EUROPE ASIA OTHER Bookings Change in Organic Bookings: -$31M, or -1.7% 21% -3% By 39% Segment DES 40% DF 1,886 -39 52 -43 -42 3 1,816 ($M) DRFE Q2 2018 DES DF DRFE FX ACQ./ Q2 2019 ORG. ORG. ORG. DISP. (2) Note: Numbers may not add due to rounding (1) Acquisitions: $15M, dispositions: $10M 5 (2) Acquisitions: $12M, dispositions: $10M

Q2 2019 – Adj. Segment EBIT & EBITDA Walk, and Earnings & Adj. Earnings Walk – (Continuing Operations basis) Change in Adjusted Segment EBIT (3) +$35M +13% 20.8% 19.1% 17.2% 15.3% 276 68 343 5 35 -7 376 -65 311 ($M) ADJ. EBIT D&A (1) ADJ. EBITDA DES DF DRFE ADJ. EBITDA D&A (2) ADJ. EBIT Q2 2018 Q2 2019 Change in Adjusted Earnings from Continuing Operations (3) +$29M +15% 166 5 28 200 35 4 -10 229 -26 -5 198 ($M) GAAP RIGHTSIZING ACQ. ADJ. SEGMENT CORP. INT./TAX ADJ. ACQ. RIGHTSIZING GAAP EARNINGS AMORT. EARNINGS EBIT EXPENSE EXPENSE EARNINGS AMORT. EARNINGS Q2 2018 Q2 2019 (1) Depreciation: $31M, Amortization: $36M Note: Numbers may not add due to rounding (2) Depreciation: $30M, Amortization: $35M 6 (3) Non-GAAP measures (definition and reconciliation in appendix)

H1 2019 – Free Cash Flow $M H1 2019 H1 2018 ∆ Net earnings $304 $271 $33 Loss from disc. ops. 0 4 (4) Loss on assets held for sale 47 0 47 D&A 136 138 (2) Chg. in working capital (164) (129) (35) Chg. in other(1) (90) (109) 19 Cash flow from operations $233 $175 $58 Capex (91) (96) 5 Free cash flow $142 $7912.3% $63 FCF as a % of revenue 4.0% 2.3% • Q2 2019 FCF 8.5% of revenue (compared to 6.0% in Q2 2018) Note: Numbers may not add due to rounding (1) Includes stock-based compensation and changes in other current and non-current assets and liabilities 7

Segment Information 8

Engineered Systems – Financial Results Revenue Bookings Printing & Identification ($M) . Organic growth: 1.7% . Organic change: -5.5% . Strength in ESG and expected . Driven by DDP and ESG slower quarter in DDP . Pipeline for solid Q3 703 12 -18 0 697 720 -39 -19 0 662 ($M) Q2 2018 ORG. FX ACQ./ Q2 2019 Q2 2018 ORG. FX ACQ./ Q2 2019 DISP. DISP. (1) Adjusted EBIT, EBITDA & Margin Industrial 21.7% 20.9% 19.3% . Volume leverage in Industrial and productivity 18.1% gains across portfolio . >100% organic conversion . Adjusted EBIT up 5% (+120 bps) 127 19 147 13 0 0 -5 -3 151 -17 134 ($M) ADJ. EBIT D&A (2) ADJ. ORGANIC ACQ./ R&D & FX OTHER ADJ. D&A (3) ADJ. EBIT EBITDA VOLUME DISP. INVEST. EBITDA Q2 2018 Q2 2019 Note: Numbers may not add due to rounding (1) Non-GAAP measures (definition and reconciliation in appendix) 9 (2) Depreciation: $9M, Amortization: $10M (3) Depreciation: $9M, Amortization: $8M

Fluids – Financial Results Revenue Bookings Fueling & Transport ($M) . Organic growth: 7.5% . Continued strength across . Organic growth: 7.0% portfolio 694 52 -22 5 729 737 52 -22 3 770 ($M) Q2 2018 ORG. FX ACQ./ Q2 2019 Q2 2018 ORG. FX ACQ./ Q2 2019 Pumps DISP. (2) DISP. (3) Adjusted EBIT, EBITDA & Margin (1) 19.0% 22.9% . Strong growth and conversion, esp. in Fueling 18.0% 13.9% . 50% organic conversion Process Solutions . Adjusted EBIT up 36% (+410 bps) 97 35 132 29 4 -3 -2 7 167 -35 132 ($M) ADJ. EBIT D&A (4) ADJ. ORGANIC ACQ./ R&D & FX OTHER ADJ. D&A (6) ADJ. EBIT EBITDA VOLUME DISP. (5) INVEST. EBITDA Q2 2018 Q2 2019 Note: Numbers may not add due to rounding (1) Non-GAAP measures (definition and reconciliation in appendix) (4) Depreciation: $16M, Amortization: $19M (2) Acquisitions: $15M, Dispositions: $10M (5) Acquisitions: $4M, Dispositions: $0M 10 (3) Acquisitions: $12M, Dispositions: $10M (6) Depreciation: $16M, Amortization: $19M

Refrigeration & Food Equipment – Financial Results Revenue Bookings Refrigeration ($M) . Organic change: -2.8% . Organic change: -10.1% . Weak heat exchanger, esp. in Asia . Recent customer wins support growth outlook for 2H 402 -11 -5 0 385 429 -43 -1 0 384 ($M) Q2 2018 ORG. FX ACQ./ Q2 2019 Q2 2018 ORG. FX ACQ./ Q2 2019 Food Equipment DISP. DISP. Adjusted EBIT, EBITDA & Margin (1) 16.2% . Materials inflation and lower volumes 15.0% 12.8% . Negative conversion as a result of SWEP mix and costs in DFR 11.7% . Adjusted EBIT down 12% (-110 bps) 51 14 65 -6 0 0 -1 0 58 -13 45 ($M) ADJ. EBIT D&A (2) ADJ. ORGANIC ACQ./ R&D & FX OTHER ADJ. D&A (3) ADJ. EBIT EBITDA VOLUME DISP. INVEST. EBITDA Q2 2018 Q2 2019 Note: Numbers may not add due to rounding (1) Non-GAAP measures (definition and reconciliation in appendix) (2) Depreciation: $6M, Amortization: $7M 11 (3) Depreciation: $6M, Amortization: $7M

Q2 Adjusted EPS grew by 20% Adjusted EPS(1) ($/share) $1.56 Q2 ’19 impact $0.03 $0.02 from discrete $0.06 tax items $0.02 21% EBIT conversion $0.15 Q2 ‘18 $1.30 impact from $0.02 discrete tax items Q2 ’18 SG&A Rightsizing Acquisitions / Revenue Growth Shares, ’Q2 19 Adj. EPS Benefit Dispositions / Conversion ETR, and FX Adj. EPS 73% organic margin conversion including SG&A rightsizing benefit Note: Numbers may not add due to rounding 12 (1) Adjusted diluted EPS excludes acquisition-related amortization, rightsizing and other costs (reconciliation in appendix)

2019 FY Guidance 13

Updated FY 2019F Guidance Engineered Refrigeration 2019 Systems Fluids & Food Equip Total Organic revenue 4% - 5% 4% - 5% 1% - 2% 3% - 5% Acquisitions - 2% - 1% Dispositions - (1%) - (0%) Currency (1%) - (2%) (1%) - (2%) (1%) (1%) - (2%) Total revenue 3% - 4% 4% - 5% 0% - 1% 3% - 4% Adjusted EPS: $5.75 - $5.85(1) Dollar/Euro assumption: 1.13 (1) Adjusted EPS excludes acquisition-related amortization costs, rightsizing and other costs, and a 2019 loss on assets held for sale; assumes 147.2 million weighted average shares 14 Note: Numbers may not add due torounding

Appendix 15

Reconciliation of Q2 2019 Earnings from Continuing Operations to Adj. EBIT and Adj. EBITDA and calculation of Adj. EBIT margin and Adj. EBITDA margin by Segment (U.S. GAAP) Q2 2019 ($ in millions) DES DF DRFE Total Revenue 697 729 385 1,811 Earnings from continuing operations - - - 198 Add back: Corporate expense - - - 25 Interest expense, net - - - 31 Income tax expense - - - 52 EBIT 132 129 44 305 EBIT % 18.9% 17.7% 11.5% 16.8% Adjustments: Rightsizing and other costs 2 3 1 6 Adjusted EBIT - Segment 134 132 45 311 Adjusted EBIT % 19.3% 18.0% 11.7% 17.2% Adjusted depreciation and amortization expense(1) 17 35 13 65 Adjusted EBITDA - Segment 151 167 58 376 Adjusted EBITDA % 21.7% 22.9% 15.0% 20.8% Note: Numbers may not add due to rounding (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs 16

Reconciliation of Q2 2018 Earnings from Continuing Operations to Adj. EBIT and Adj. EBITDA and calculation of Adj. EBIT margin and Adj. EBITDA margin by Segment (U.S. GAAP) Q2 2018 ($ in millions) DES DF DRFE Total Revenue 703 694 402 1,798 Earnings from continuing operations - - - 166 Add back: Corporate expense - - - 30 Interest expense, net - - - 30 Income tax expense - - - 45 EBIT 127 93 51 271 EBIT % 18.0% 13.4% 12.8% 15.1% Adjustments: Rightsizing and other costs 1 4 - 4 Adjusted EBIT - Segment 127 97 51 276 Adjusted EBIT % 18.1% 13.9% 12.8% 15.3% Depreciation and amortization expense 19 35 14 68 Adjusted EBITDA - Segment 147 132 65 343 Adjusted EBITDA % 20.9% 19.0% 16.2% 19.1% Note: Numbers may not add due to rounding 17

Reconciliation of Adjusted Earnings from Continuing Operations to Earnings from Continuing Operations and calculation of Adjusted diluted EPS under U.S. GAAP ($ in millions, except per share data) Q2 2019 Q2 2018 Earnings from continuing operations ($) 198 166 Acquisition-related amortization, pre tax 35 38 Acquisition-related amortization, tax impact (9) (10) Rightsizing and other costs, pre tax 6 7 Rightsizing and other costs, tax impact (1) (1) Adjusted earnings from continuing operations ($) 229 200 Weighted average shares outstanding – diluted (thousand) 147 154 Diluted EPS ($) 1.35 1.08 Acquisition-related amortization, pre tax 0.24 0.25 Acquisition-related amortization, tax impact (0.06) (0.06) Rightsizing and other costs, pre tax 0.04 0.04 Rightsizing and other costs, tax impact (0.01) (0.01) Adjusted diluted EPS ($) 1.56 1.30 Note: Numbers may not add due to rounding 18

Reconciliation of Free Cash Flow; and EPS from Continuing Operations to Adjusted EPS from Continuing Operations Reconciliation Free Cash Flow Reconciliation Jun 30, Jun 30, ($ millions) 2019 2018 Net Cash Provided by Operating Activities 233 175 Capital Expenditures (91) (96) Free Cash Flow 142 79 Adjusted EPS from Continuing Operations Reconciliation Range 2019 Guidance for Earnings per Share from Continuing Operations (GAAP) $4.63 $4.73 Acquisition-related amortization, net 0.71 Rightsizing and other costs, net 0.09 Loss on assets held for sale 0.32 2019 Guidance for Adjusted Earnings per Share from Continuing Operations $5.75 $5.85 Note: Numbers may not add due to rounding 19

Non-GAAP Definitions Definitions of Non-GAAP Measures: Adjusted Earnings from Continuing Operations: is defined as earnings from continuing operations adjusted for the effect of acquisition-related amortization, rightsizing and other costs and a 2019 loss on assets held for sale. Adjusted Diluted Earnings Per Share from Continuing Operations: is defined as adjusted earnings from continuing operations divided by average diluted shares. Adjusted EBIT by Segment: is defined as earnings from continuing operations before income taxes, net interest expense, corporate expenses, rightsizing and other costs and a 2019 loss on assets held for sale. Adjusted EBIT Margin by Segment: is defined as adjusted EBIT by segment divided by segment revenue. Adjusted EBITDA by Segment: is defined as adjusted EBIT by segment plus depreciation and amortization, excluding depreciation and amortization included within rightsizing and other costs. Adjusted EBITDA Margin by Segment: is defined as adjusted EBITDA by segment divided by segment revenue. Free Cash Flow: is defined as net cash provided by operating activities minus capital expenditures. Organic Revenue Growth: is defined as revenue growth excluding the impact of foreign currency exchange rates and the impact of acquisition and dispositions. The tables included in this presentation provide reconciliations of the non-GAAP measures used in this presentation to the most directly comparable U.S. GAAP measures. Further information regarding management’s use of these non-GAAP measures is included in Dover’s earnings release and investor supplement for the second quarter. 20